UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

_________________

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of earliest event reported: November 20, 2009

GRYPHON GOLD CORPORATION (Exact Name of Registrant as Specified in Charter)

Nevada (State or Other Jurisdiction of Incorporation)	333-127635 (Commission File Number)	92-0185596 (IRS Employer Identification No.)

675 West Hastings Street, Suite 711 Vancouver, BC V6B 1N2 (Address of Principal Executive Offices) (Zip Code)

(604) 261-2229

(Registrant’s Telephone Number, including Area Code)

N/A

(Former name or address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.03. Amendment to Articles of Incorporation or Bylaws

The information set forth under Item 8.01 of this Current Report on Form 8-K is incorporated by reference in response to this Item 5.03.

Item 8.01. Other Events

Results of Special Meeting of Shareholders

On October 8, 2009, Gryphon Gold Corporation (the “Company”) held a special meeting of shareholders at Le Soliel Hotel, 567 Hornby Street, Vancouver, British Columbia, Canada V6C 2E8. Shareholders representing 27,977,444 shares or 41.17% of the shares authorized to vote (67,960,905) were present in person or by proxy, representing a quorum for the purposes of the special meeting. Proxies were solicited under the proxy statement filed with the Securities and Exchange Commission on September 10, 2009. Proposals 1, 3 and 4 passed by votes of the shareholders present in person and in proxy. However, there were not a sufficient number of votes present at the special meeting to vote on Proposal 2, which requires the vote of 50% of the outstanding voting shares of the Company. Therefore, Proposal 2 was adjourned until November 20, 2009.

On November, 20, 2009, the continuation of the special meeting (the “Continuation”) was held at 200 Burrard Street, Suite 1200, Waterfront Centre, Vancouver British Columbia, Canada at 10:30 a.m. (Pacific Standard Time). At the Continuation, 35,421,522 shares or 52.1% of the shares authorized to vote (67,960,905) were present by proxy. Proxies were solicited under the proxy statement filed with the Securities and Exchange Commission on September 10, 2009. At the Continuation, the shareholders approved the following:

Proposal #2 – Articles Amendment

To approve an amendment to the Company’s articles of incorporation to increase the authorized capital of the Company from 150,000,000 shares of common stock to 250,000,000 shares of common stock

For	Against	Abstain
35,050,808	284,714	86,000
51.57%	0.42%	0.13%

No other business took place at the Continuation.

The amendement to the Company’s Articles of Incorporation approved at the Continuation will become effective by filing a Certificate of Amednment with the Secretary of State for the State of Nevada. The Certificate of Amendment will amend Article 4, Section 4.1 of the Company’s Articles of Incorporation, which currently reads:

“CAPITAL STOCK. The total number of shares of stock the Corporation is authorized to issue shall be One Hundred Sixty-Five Million (165,000,000) shares, consisting of One Hundred Fifty Million (150,000,000) shares of common stock, par value of $0.001, and Fifteen Million (15,000,000) shares of preferred stock, par value of $0.001.”

to read:

“CAPITAL STOCK. The total number of shares of stock the Corporation is authorized to issue shall be Two Hundred Sixty-Five Million (265,000,000) shares, consisting of Two Hundred Fifty Million (250,000,000) shares of common stock, par value of $0.001, and Fifteen Million (15,000,000) shares of preferred stock, par value of $0.001.”

No other amendments, additions, or alterations will be made to Article 4 or to any other article of the Articles of Incorporation.

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Gryphon Gold Corporation
(Registrant)

Dated: November 25, 2009	By: /s/ Michael Longinotti
Michael Longinotti Chief Financial Officer

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